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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-45116), Form S-4 (No. 333-48700) and Form S-8 (No.'s 33-28309, 33-56932, 33-89862, 33-89864, 333-76245, 333-84583, 333-37154,
333-62774 and 333-76728) of Plexus Corp. and subsidiaries of our report dated October 23, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP


Milwaukee, WI
December 15, 2003